Janover Announces Share Repurchase Program

Boca Raton, FL – November 16, 2023 – Janover Inc. (Nasdaq:  JNVR) (“Janover” or the “Company”), an AI-enabled B2B fintech marketplace connecting commercial property borrowers and lenders with a human touch, today announced that its Board of Directors (the “Board”) authorized a share repurchase program under which the Company may repurchase up to $1,000,000 of its outstanding shares of common stock on the open market, in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The Company’s decision to repurchase its shares, as well as the timing of such repurchases, will depend on a variety of factors that include ongoing assessments of the Company’s capital needs, market conditions and the price of the Company’s common stock, and other corporate considerations, as determined by management.  The Company has approximately 10.0 million shares outstanding.

Blake Janover, CEO of Janover, stated, “We are excited to launch this share repurchase program, a strategic step to drive value for shareholders as we view our stock as an attractive investment, particularly at these levels. The authorization from the Board to repurchase shares is an indication of our Company’s financial strength and demonstrates the Board's confidence in our business model and outlook.  The last couple of months have been transformative for the Company and we believe the Company is in a stronger position than at any time in our history. However, we do not believe our current share price reflects this. We’ve never been be more encouraged by the outlook for the business and we are excited to provide further updates on significant initiatives that are underway.”

About Janover Inc.

Janover is a B2B fintech marketplace connecting commercial property borrowers and lenders with a human touch. The Company seeks to revolutionize the commercial real estate lending market by making it hyper-efficient, transparent, and accessible to all rather than the few. Through the Company’s online platform, it provides technology that connects commercial mortgage borrowers looking for capital to refinance, build, or purchase commercial property, including, but not limited to, apartment buildings, to commercial property lenders. Borrowers include, but are not limited to, owners, operators, and developers of commercial real estate including multifamily properties and most recently, a growing segment of small business owners, which Janover believes represents a significant growth opportunity. Lenders include small banks, credit unions, REITs, Fannie Mae® and Freddie Mac® multifamily lenders, FHA® multifamily lenders, debt funds, CMBS lenders, SBA lenders, and more. Additional information about the Company is available at: https://janover.co/.

To view the latest investor presentation, please visit https://ir.janover.co/.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) the effect of and uncertainties related the ongoing volatility in interest rates; (ii) our ability to achieve and maintain profitability in the future; (iii) the impact on our business of the regulatory environment and complexities with compliance related to such environment; (iv) our ability to respond to general economic conditions; (v) our ability to manage our growth effectively and our expectations regarding the development and expansion of our business; (vi) our ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth  and other risks and uncertainties more fully in the section captioned "Risk Factors" in the Company’s Registration Statement on Form S-1 related to the public offering (SEC File No. File No. 333-267907) and other reports we file with the SEC. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Contact:

Crescendo Communications, LLC

Tel: 212-671-1020

Email: jnvr@crescendo-ir.com